UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 17, 2013

State Investors Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-35221	27-5301129
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1041 Veterans Boulevard, Metairie, Louisiana	70005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 832-9400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01          Changes in Registrant’s Certifying Accountant.

On September 17, 2013, State Investors Bancorp, Inc. (the “Company”) notified T.E. Lott & Company, PA (“T.E. Lott”) that it had been selected to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The decision to engage T.E. Lott as the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

On September 17, 2013, Hannis T. Bourgeois, LLP (“HTB”) notified the Company that it would cease to serve as the Company’s independent registered public accounting firm, effective as of September 17, 2013.  HTB determined that it could no longer serve as the Company’s independent registered public accounting firm after the acquisition of a firm that conducts the Company’s internal audit function.  As a result of the acquisition, HTB determined that it no longer met the independence requirements of the U.S. Securities and Exchange Commission and the Public Company Accounting Oversight Board with respect to the Company.

HTB performed audits of the Company’s consolidated financial statements for the years ended December 31, 2012 and 2011.  HTB’s reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2012, and from December 31, 2012 through September 17, 2013, there were no (i) disagreements between the Company and HTB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused HTB to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended.

The Company furnished HTB with a copy of this report prior to filing with the SEC and requested that HTB furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to HTB’s audit services and engagement as the Company’s independent registered public accounting firm. HTB has furnished a letter addressed to the SEC dated September 17, 2013, a copy of which is attached hereto as Exhibit 16.0.

During the two years ended December 31, 2012 and from December 31, 2012 through engagement of T.E. Lott as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf has consulted T.E. Lott with respect to any accounting or auditing issues involving the Company.  In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K, with HTB, or a “reportable event” as described in Item 304(a)(1)(v) of the Regulation S-K.

Item 9.01            Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Exhibits

Exhibit No.	Description
16.0	Letter of Hannis T. Bourgeois dated September 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATE INVESTORS BANCORP, INC.

Date: September 23, 2013	By:	/s/Daniel McGowan
Daniel McGowan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.0	Letter of Hannis T. Bourgeois dated September 17, 2013